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                                EXHIBIT 10.19

FOURTH AMENDMENT, DATED FEBRUARY 7, 1997, TO THAT CERTAIN REVOLVING LOAN AGREEMENT BETWEEN FIRST AMERICAN NATIONAL BANK AND UNITED FOODS, INC., DATED APRIL 7, 1993.

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                                                                EXHIBIT 10.19








                 FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT



     THIS FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT (the "Agreement") made and entered into as of February 6, 1997, by and between FIRST AMERICAN NATIONAL BANK, a national banking association organized and existing under the statutes of the United States of America (hereinafter "Lender"), and UNITED FOODS, INC., a corporation organized and existing under the laws of the State of Delaware ("Borrower").

                             W I T N E S S E T H:

     WHEREAS, Lender and Borrower executed a Loan Agreement dated as of April 7, 1993 (the "Loan Agreement") pursuant to which the Lender made a Twenty-Three Million Dollar ($23,000,000.00) revolving credit loan to Borrower for the purpose of providing working capital to the Borrower (the "Revolving Loan");

     WHEREAS, the Lender and Borrower have previously amended the Loan Agreement; and

     WHEREAS, the Lender and Borrower desire to further modify the Loan Agreement as hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties do mutually agree as follows:

           Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

           "1.1 Acceptable Account. 'Acceptable Account' shall mean an Account Receivable which meets all of the following requirements:
     (a) such Receivable is owned by the Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of the Borrower to make such Receivable payable by the Account Debtor; (b) such Receivable is not past due more than sixty (60) days, or ninety (90) days in the case of a United States Government Receivable, from the date of the original invoice; (c) the goods, the sale of which gave rise to such Receivable, were shipped or delivered to the Account
     Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding and no material part of such goods has been returned or rejected; (d) such Receivable is not evidenced by chattel paper or an 'instrument' (as defined in Article IX of the Tennessee Uniform Commercial Code) of any kind; (e) the Account Debtor with respect to such Receivable is not Insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might have a materially adverse effect on such Account Debtor and is not deemed ineligible for credit for other reasons; (f) such Receivable is not owing by an Account Debtor having twenty-five percent (25%) or more in face value of its then-existing accounts owing to the Borrower past due more than sixty (60) days, or ninety (90) days in the case of a United States Government Receivable, from the date of the original invoice; (g) such Receivable is not owing by an Account Debtor whose then-existing accounts owing to

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      the Borrower exceed in face amount twenty percent (20%) of the
      Borrower's total Acceptable Accounts; (h) if such Receivable arises from the performance of services, such services have been fully rendered; (i) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, and no facts are known which are the basis for any future, offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor, other than allowances to the Account Debtor in the ordinary course of the Borrower's business, which allowances shall reduce the face amount of the Receivable for the purposes of determining its eligibility; (j) except as provided in the last sentence of this
      Section 1.1 with respect to United States Government Receivables, such Receivable is subject to a perfected security interest pursuant to the Security Agreement and is subject to no other Lien whatsoever other than Permitted Exceptions; (k) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Lender; (l) such Receivable does not arise out of any transaction with any Affiliate of the Borrower; (m) the goods and services giving rise to such Receivable were not, at the time of the sale or rendering thereof, subject to any Lien, except the security interest granted hereunder and Permitted Exceptions; (n) is not a Foreign Receivable; and (o) such Receivable does not arise from the sale of goods or services to a military distributor. A United States Government Receivable that otherwise satisfies the foregoing requirements shall be an Acceptable Account notwithstanding the failure by the Lender and the Borrower to comply with the Federal Assignment of Claims Act of 1940, as amended; provided that the Lender, in its sole and absolute discretion, may notify the Borrower of the Lender's determination to comply with such Act, and at the expiration of thirty (30) days following such notice any United States Government Receivable will cease to be an Acceptable Account unless and until all steps necessary under the Act to complete an assignment of such United States Government Receivable to the Lender have been taken."

           Section 1.42 of the Loan Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

           "1.42 Revolving Credit Loan Maturity Date. June 1, 1999; provided, however, that the Revolving Credit Loan Maturity Date may be extended by Lender, at the request of the Borrower but in Lender's sole and absolute discretion, for one (1) additional year on each anniversary date of this Agreement.

           Section 1.7 of the Loan Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

           "1.7 Borrowing Base. The limitation on the aggregate Total Exposure which may be outstanding at any time during the term of this Agreement. The Borrowing Base is the sum of (a) eighty-five percent (85%) of Acceptable Accounts, such amounts to be decreased by an amount equal to (i) One Hundred Twenty Thousand Dollars ($120,000.00) plus (ii) all amounts due on accounts payable to growers of agricultural commodities that are outstanding for more than thirty (30) days from due date plus (b) sixty percent (60%) of Acceptable Inventory."

           Section 4.1 of the Loan Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

           4.1 The Commitment. Subject to the terms and conditions herein set out, Lender agrees and commits to make loan advances and issue Letters of Credit to or for the account of the Borrower from time to time, from the date hereof until the Revolving Credit Loan Maturity Date, in an aggregate amount of Total Exposure not to exceed, at any one time outstanding, the lesser of (a) Eighteen Million Dollars ($18,000,000.00), or (b) the Borrower's Borrowing Base, as defined in Article I.

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      Section 6.1(s) of the Loan Agreement is hereby deleted in its entirety and the following paragraph is substituted in lieu thereof:

      (s)  Borrowing Base Certificate.  Borrower shall furnish on the fifteenth
      (15th) day of each calendar month a Borrowing Base Certificate substantially in the form of EXHIBIT "A" attached hereto, executed by a Responsible Officer of Borrower stating the Borrowing Base as of the last day of the immediately preceding calendar month, and having attached thereto an inventory report, an accounts receivable aging report and a listing of accounts receivable, listing each account, and an accounts payable summary aging report, with a detail listing of those accounts payable due to growers of agricultural commodities, all to be as of the last day of the immediately preceding calendar month, certified by the Responsible Officer of Borrower. The inventory report shall specify the location of all Acceptable Inventory, and shall report the value of such Inventory at the lower of current year's anticipated cost or market value. The accounts receivable aging report shall report Borrower's total accounts receivable and shall segregate such accounts receivable into categories, according to whether such accounts receivable remain unpaid for no more than sixty (60) days from the date of invoice, or for more than sixty (60) days, but no more than ninety (90) days from the date of invoice, or more than ninety (90) days from the date of invoice, and according to whether the account debtor is a department, agency or other instrumentality of the federal government of the United States.

      Section 7 of the Loan Agreement is hereby amended by adding the following:

           7.13 Accounts Payable to Growers. Any account payable to a grower of agricultural commodities shall be outstanding and unpaid for more than sixty (60) days from the due date of invoice to Borrower, except for good faith disputes with growers that Borrower is actively attempting to resolve.

      Exhibit "A" is hereby deleted in its entirety and replaced with the new Exhibit "A" attached hereto and incorporated herein by reference.

      As amended hereby, the Loan Agreement, as previously amended, is confirmed and ratified in all other respects.

      IN WITNESS WHEREOF, this Amendment has been executed on the day and year first above written.

                              FIRST AMERICAN NATIONAL BANK



                              By:     S/N Mariah G. Lundberg
                                      -----------------------------------
                                      Mariah G. Lundberg
                              Title:  Assistant Vice President


                              UNITED FOODS, INC.



                              By:     S/N Carl W. Gruenewald, II
                                      ------------------------------------
                                      Carl W. Gruenewald, II
                              Title: Senior Vice President,Chief Financial Officer & Treasurer



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                                  EXHIBIT A

                              UNITED FOODS, INC.
                                  BELLS, TN

                          Borrowing Base Certificate
______________________________________________________________________________

Status as of
             -----------------.
                 (Date)



1.   Total Accounts Receivable balance  $
                                         ------------------
2.   Less: Mushroom Receivables                $
                                                ------------------

3.   Less: Non-Government Accounts over
                   60 days from invoice        $
                                                ------------------

4.   Less: Government Accounts
                   over 90 days                   $
                                                   ------------------

5.   Less: Other Ineligible Accounts
     Receivable (including, but not limited to,
     bill and hold and military distributors)  $
                                                ------------------

6. Less $120,000.00 plus all amounts due on accounts payable to growers of agricultural commodities that are outstanding for more than thirty (30) days from due date

                                                     $
                                                      ------------------

7.   Total Acceptable Accounts                 $
                                                ------------------

8.   Advance rate on Acceptable Accounts              85%
                                                ---------

9.   Availability from Account Receivable
                   (Line 6 times Line 7)       $
                                                ------------------

10.  Total Inventory balance                   $
                                                ------------------

11.  Less: Mushroom Inventory                  $
                                                ------------------

12.  Less: Other ineligible inventory          $
                                                ------------------

13.  Total Acceptable Inventory                $
                                                ------------------

14.  Advance rate on Acceptable Inventory                60%
                                                ------------

15.  Availability from Acceptable
                   Inventory (Line 13 times    $
                   Line 14)                     -------------------

16.  Total Availability (Line 8 plus Line 14)  $
                                                -------------------

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17.  Outstanding Letters of Credit                $
                                                   -------------------

18.  Outstanding Loan Balance                     $
                                                   -------------------
19.  Excess or (deficit)
(Line 16 minus Line 17 minus Line 18)             $
                                                   -------------------
Exhibits Attached Hereto:

     (a) Aging of Accounts Receivable (and Listing of Accounts Receivable)

     (b) Identification of Acceptable Inventory by location.

     (c) Summary Aging of Accounts Payable with detail listing of balances due to growers of agricultural commodities.

     The undersigned certifies that the information set out herein and the Exhibits attached hereto is true and correct in all material respects as of the status date above. The undersigned further certifies that the figures set out herein pertain only to Acceptable Accounts, and Acceptable Inventory as those terms are defined in the Loan Agreement between United Foods, Inc. and First American National Bank. To the best of the undersigned's knowledge, no Account Debtor is Insolvent.


                                           UNITED FOODS, INC.

                                           By:
                                              --------------------------

                                           Title:
                                                 -----------------------
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